UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2009

MISCOR GROUP, LTD.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

(574) 234-8131
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets

On December 18, 2009, American Motive Power, Inc. (“AMP”), a wholly-owned subsidiary of MISCOR Group, Ltd. (the “Company”), entered into a Share and Debt Purchase Agreement (the “Purchase Agreement”) and closed the transaction with 4107730 Canada Inc. (d/b/a Novatech Inc.) (“Novatech”).  The Company joined in the Purchase Agreement as the guarantor of AMP’s obligations thereunder.  The Purchase Agreement provided for Novatech’s purchase of all of the stock of AMP’s wholly-owned subsidiary AMP Rail Services Canada, ULC (“AMP Canada”) and Novatech’s purchase of a demand promissory note evidencing debt that was owed by AMP Canada to AMP (the “Note”).  On December 23, 2009, we issued a press release announcing that we had entered into the Purchase Agreement and closed the transaction.  The press release is attached hereto as Exhibit 99.1.

Description of Material Terms of the Purchase Agreement

Under the terms of the Purchase Agreement, AMP sold all of the outstanding capital stock of AMP Canada for a purchase price of one dollar and the Note for a purchase price of $1,500,000.00 (together, the “Purchase Price”) (all dollars quoted herein are U.S. Dollars).  Part of the Purchase Price was paid in cash in the amount of $1,100,001.00 and the remaining portion of the Purchase Price was paid in the form of a promissory note, payable monthly over a three-year term with interest accruing at the rate of five-percent per annum.  The Purchase Price is subject to adjustment based on the calculation of AMP Canada’s working capital as of December 18, 2009.  The proceeds from the sale will be used to pay down Company debt and to support current working capital requirements.

AMP has made customary representations and warranties in the Purchase Agreement. Additionally, AMP has agreed to certain customary covenants and agreements, including (among others) that AMP and its representatives will not, for a period of three years, compete or otherwise engage in any business in any part of the Province of Quebec which is substantially the same as the repair and remanufacture of locomotives and related equipment.

The description of the terms and provisions of the Purchase Agreement in this report is not complete and is qualified in its entirety by reference to the copy of the Purchase Agreement filed as an exhibit to this report, which is incorporated herein by reference.

 The Purchase Agreement has been included to provide investors with information regarding the terms of that agreement. The Purchase Agreement, and the description of that agreement, is not intended to provide any other factual information about the parties thereto or their respective subsidiaries or affiliates. The Purchase Agreement may contain representations and warranties of the parties to that agreement made solely for the benefit of the other parties to that agreement, and were used for the purpose of allocating risk between the parties. Any such representations and warranties are not categorical statements of fact. Moreover, any representations and warranties made by the parties may apply standards of materiality in a way that is different from what may be material to investors, and were made only as of December 18, 2009, or such other date or dates as may be specified in the Purchase Agreement, and are subject to more recent developments. Accordingly, any representations and warranties in the Purchase Agreement should not be read in isolation, but only in conjunction with the other information about the parties which the Company includes in other reports and statements filed with the SEC.

Item 8.01	Other Events

The sale of AMP Canada is the Company’s initial step in an overall restructuring including the divesture of certain businesses that do not align with its long-term vision.  This restructuring plan is expected to include the divestiture of the remaining subsidiaries in the Company’s Rail Services Segment, along with the Company’s Construction Services subsidiaries, thereby allowing the Company to focus on industrial and utility services.

The Company also has taken steps to reorganize and reduce the cost of its management structure.  James  Lewis, Vice President, Secretary and General Counsel, resigned as Vice President of the Company, but continues to serve the Company on a consulting basis as outside General Counsel and Secretary. Bernard DeWees resigned as President of Magnetech Industrial Services, Inc. (“Magnetech”), but continues to serve Magnetech and the Company as a consultant to its industrial services leadership team. Finally, Edward Matheny, Vice President, Sales and Marketing of Magnetech, was promoted to Executive Vice President of Magnetech and oversees Magnetech operations while continuing to lead the Magnetech sales and marketing team.  The terms of Mr. Matheny’s promotion include an annual salary of $150,000 and an annual bonus of up to 30% of his annual salary.  There is no written employment agreement with Mr. Matheny.

Cautionary Statement Regarding Forward-looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and the “safe harbor” provisions thereof. These forward-looking statements are usually accompanied by the words “anticipates,” “believes,” “plan,” “seek,” “expects,” “intends,” “estimates,” “projects,” “will receive,” “will likely result,” “should,” “will continue,” “future” and similar terms and expressions.

 These forward-looking statements reflect our current views with respect to future events. To make these statements, we had to make assumptions as to the future. We have also had to make estimates in some cases about events that have already occurred, and to rely on data that may be found to be inaccurate at a later time. Because these forward-looking statements are based on assumptions, estimates and changeable data, and because any attempt to predict the future is subject to other errors, future results may be materially different from those discussed or anticipated in this report. Some of the events that could cause actual results to differ materially from those anticipated include, among other things, actual transaction costs and expenses varying from estimated amounts.

 Forward-looking statements should not be relied upon without considering all of the things that could make them inaccurate. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after today. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this section.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1
AMP Canada Services Canada Share and Debt Purchase Agreement, dated December 18, 2009, by and between American Motive Power, Inc. (a wholly-owned subsidiary of the registrant) and 4107730 Canada Inc. (d/b/a Novatech Inc.), and joined in by the registrant.

99.1	Press release dated December 23, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 23, 2009	MISCOR Group, Ltd.

	By:	/s/ John A. Martell
	Name:	John A. Martell
	Title:	President and Chief Executive Officer

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